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Exhibit (a)(1)(viii)

Amended and Restated
LETTER OF TRANSMITTAL
To Tender Shares of
Class A Common Stock
Class B Common Stock
of
SCHIFF NUTRITION INTERNATIONAL, INC.
at
$42.00 NET PER SHARE
Pursuant to the Offer to Purchase dated November 27, 2012
by

ASCOT ACQUISITION CORP.,
a wholly owned subsidiary of

RECKITT BENCKISER LLC,
a wholly owned subsidiary of

RECKITT BENCKISER GROUP PLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON FRIDAY, DECEMBER 14, 2012, UNLESS THE OFFER IS EXTENDED (SUCH DATE
AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

The Depositary for the Offer is:
Wells Fargo Shareowner Services
By Mail:	By Hand or Courier Delivery:
Wells Fargo Shareowner Services Attn: Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	Wells Fargo Shareowner Services Attn: Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120-4100

        Delivery of this Letter of Transmittal (as defined below) to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the IRS Form W-9 included in this Letter of Transmittal or appropriate IRS Form W-8, as applicable. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) into the Offer (as defined below).

DESCRIPTION OF SHARES TENDERED
Indicate Whether Held by Share Certificate (include Certificate Number(s)), "DRS Account" or by "Book Entry through DTC"
		Total Number of Shares of Class A Common Stock or Company Restricted Shares(1)		Class A Common Stock or Company Restricted Shares(1)
Class B Common Stock
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s))			Total Number of Shares of Class B Common Stock
	Securities Held (Attach additional signed list, if necessary)			Securities Tendered(2)

Total Shares
(1)	The Class A Shares are publicly traded on the New York Stock Exchange.
(2)	Unless a lower number of Shares to be tendered is otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

        The Offer (as defined below) is not being made to (and no tenders will be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the securities, "blue sky" or other laws of such jurisdiction.

        This amended and restated Letter of Transmittal is to be used by stockholders of Schiff Nutrition International, Inc., a Delaware corporation ("Schiff" or the "Company") (i) if certificates for Shares ("Share Certificates") are to be forwarded herewith, (ii) if you hold your Shares in a book-entry/direct registration account maintained by the Company's transfer agent (a "DRS Account"), (iii) if you hold any Company Restricted Shares or (iv) if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), unless an Agent's Message (as defined in Instruction 2) is utilized in lieu of this amended and restated Letter of Transmittal, and in any case in accordance with the procedures set forth in Section 3 of the amended and restated Offer to Purchase. You may also tender in the Offer any restricted shares awarded pursuant to any Company stock option plan (each, a "Restricted Shares") (whether or not currently vested).

        Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the amended and restated Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to DTC or to the Company's transfer agent does not constitute delivery to the Depositary.

IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, PLEASE CALL THE COMPANY'S TRANSFER AGENT, COMPUTERSHARE, AT (877) 239-1443 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES. SEE INSTRUCTION 11 OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL FOR ADDITIONAL INFORMATION.

☐
CHECK HERE IF YOU HAVE LOST YOUR SHARE CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CALL THE COMPANY'S TRANSFER AGENT, COMPUTERSHARE, AT (877) 239-1443 TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Ascot Acquisition Corp., a Delaware corporation ("Purchaser"), a wholly-owned subsidiary of Reckitt Benckiser LLC, a Delaware limited liability company ("Parent"), and a wholly-owned subsidiary of Reckitt Benckiser Group plc, a public limited company organized under the laws of England and Wales ("Ultimate Parent"), the above described shares of Class A common stock of Schiff, par value $0.01 (the "Class A Shares"), and/or Class B common stock, par value $0.01 (the "Class B Shares," and together with the Class A Shares, the "Shares"), of Schiff, pursuant to Purchaser's amended and restated offer to purchase all outstanding Shares, at a price of $42.00 per Share, net to the tendering stockholder in cash, without interest, less any required withholding taxes, upon the terms and subject to the conditions set forth in the amended and restated Offer to Purchase, dated November 27, 2012 (as amended, the "Offer to Purchase"), receipt of which is hereby acknowledged, and this amended and restated Letter of Transmittal (as amended, the "Letter of Transmittal" and, together with the Offer to Purchase and any amendments, schedules or supplements thereto, the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to Parent or one or more direct or indirect wholly owned subsidiaries of Parent the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the undersigned's right to receive payment for the Shares validly tendered and not withdrawn pursuant to the Offer.

        THE DATE OF THE ORIGINAL OFFER TO PURCHASE IS NOVEMBER 16, 2012. THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL ARE BEING AMENDED AND RESTATED AS OF NOVEMBER 27, 2012.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or further amended, the terms and conditions of the Offer as so extended or further amended) and subject to, and effective upon, acceptance for payment of Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares (including Company Restricted Shares) that are being tendered hereby (and all dividends, distributions and rights declared on or after the date hereof, including Shares or other securities issued or issuable in respect thereof ("Distributions")) and irrevocably constitutes and appoints Wells Fargo Shareowner Services (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver Share Certificates representing such Shares (and all Distributions), transfer ownership of such Shares (and all Distributions) on the account books maintained by the DTC, or transfer ownership of Shares (and all Distributions) held in a direct registration account maintained by Schiff's transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of Schiff and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent's Message), the undersigned hereby irrevocably appoints Frederic Larmuseau and John Brennan, and any other person designated in writing by Purchaser as the true and lawful agent, attorney, attorney-in-fact and proxy of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Schiff's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (ii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and all Distributions), including voting at any meeting of Schiff's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Shares (including Company Restricted Shares) tendered hereby (and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the Share Certificate(s) have been endorsed to the undersigned in blank, or such a participant whose name appears on a security position listing such person as the owner of such Shares (and all Distributions) in a direct registration account maintained by the Company's transfer agent, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares (including Company Restricted Shares) (and all Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Distributions in respect of any and all Shares (including Company Restricted Shares) tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of such Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

        The undersigned understands that the valid tender of Shares (including Company Restricted Shares) pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or the conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any Shares tendered hereby and may in its reasonable discretion decide to terminate the Offer and return all tendered Shares to tendering stockholders. Rule 14e-1(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Purchaser to pay the consideration offered or return the Shares tendered promptly after the termination or withdrawal of the Offer. If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, including if certificates are submitted for more Shares than are tendered, such Shares will be returned or credited to the appropriate account, as applicable. Such Share Certificates evidencing unpurchased or untendered Shares will be returned or credited promptly (or new certificates for the Shares not tendered will be sent), without expense, to the tendering stockholder promptly following the expiration or termination of the Offer (or, in the case of Shares tendered by book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility pursuant to the procedure set forth in the Offer to Purchase).

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares so tendered.

        HOLDERS OF LOST SHARE CERTIFICATES: PLEASE CALL THE COMPANY'S TRANSFER AGENT, COMPUTERSHARE, AT (877) 239-1443 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

	Issue	☐ Check and/or ☐ Share Certificates to:
Name	(Please Print)
Address

(Include Zip Code)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

	Mail	☐ Check and/or ☐ Share Certificates to:
Name	(Please Print)
Address

(Include Zip Code)

  IMPORTANT
  STOCKHOLDER: SIGN HERE
  (PLEASE COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF
  TRANSMITTAL OR, FOR NON-U.S. HOLDERS, AN APPLICABLE IRS FORM W-8)

Signature(s) of Holder(s) of Shares

Dated:
Name(s)

(Please Print)

Capacity (full title) (See Instruction 5)

Address

(Include Zip Code)

Area Code and Telephone No.

          Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

  GUARANTEE OF SIGNATURE(S)
  (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone No.

Dated:

APPLY MEDALLION GUARANTEE STAMP HERE

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC's systems whose name(s) appear(s) on a security position listing as the owner(s) of Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized "Medallion Program" approved by the Securities Transfer Association Inc., including the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Signature Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    No alternative, conditional or contingent tenders will be accepted. In order for Shares (including Company Restricted Shares) to be validly tendered pursuant to the Offer, one of the following procedures must be followed:

        For Shares held as physical certificates, the Share Certificates representing tendered Shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (unless the tender is made during a subsequent offering period, if one is provided, in which case the Share Certificates representing Shares, this Letter of Transmittal and other documents must be received before the expiration of the subsequent offering period).

        For Shares held in book-entry form in a direct registration account maintained by the Company's transfer agent ("DRS Account"), a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (unless the tender is made during a subsequent offering period, if one is provided, in which case this Letter of Transmittal and other documents must be received before the expiration of the subsequent offering period).

        For any restricted shares awarded pursuant to any Company stock option plan (each, a "Company Restricted Shares"), a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (unless the tender is made during a subsequent offering period, if one is provided, in which case this Letter of Transmittal and other documents must be received before the expiration of the subsequent offering period).

        For Shares held in book-entry form with DTC, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal, and such Shares must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of Shares into the Depositary's account at DTC (a "Book-Entry Confirmation") must be received by the Depositary, in each case before the Expiration Date (unless the tender is made during a subsequent offering period, if one is provided, in which case this Letter of Transmittal or an Agent's Message in lieu of this Letter of Transmittal, and other documents must be received before the expiration of the subsequent offering period).

        Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed notice of guaranteed delivery (a "Notice of Guaranteed Delivery"), substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees (or, in the case of book-entry transfer of Shares, either this Letter of Transmittal or an Agent's Message in lieu of this Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier or mailed to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by Purchaser. In the case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary by a participant by means of the confirmation system of DTC.

        The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

        The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through DTC or through a DRS Account, is at the election and risk of the tendering stockholder. Shares will be deemed delivered (and the risk of loss of Share Certificates will pass) only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, Share Certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a signed separate schedule attached hereto.

        4.    Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer).    If fewer than all Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Securities Tendered." In such case, a new certificate for the remainder of Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares held in a DRS acount or Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        (a)    Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such Shares without alteration, enlargement or any change whatsoever.

        (b)    Holders.    If any Shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.

        (c)    Different Names on Share Certificates.    If any Shares tendered hereby are registered in different names on different Share Certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

        (d)    Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then no endorsements of Share Certificates for such Shares or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, then Share Certificates for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter testamentary or a letter of appointment.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding taxes). If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Shares Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder(s) of such Share Certificate (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Share Certificate(s) evidencing the Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued for the purchase price of any Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, then the appropriate boxes on this Letter of

Transmittal must be completed. Tax implications apply to the registered holder at the time of transfers unless Gift or Inheritance Rules apply. For tax-related information or questions, contact your tax advisor.

        8.    Important Tax Information and IRS Form W-9.    To avoid backup withholding, a tendering stockholder that is a United States person (as defined for United States federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on a United States Internal Revenue Service ("IRS") Form W-9, which is included herein following "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of United States federal income tax and that such stockholder is a United States person (as defined for United States federal income tax purposes). If the tendering stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification section of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space for the TIN on the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number under "Important Tax Information" below. If you write "Applied For" in the space for the TIN and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

        Certain stockholders (including, among others, certain corporations and certain foreign individuals and entities) may not be subject to backup withholding. Exempt United States persons should indicate their exempt status on the enclosed IRS Form W-9. Foreign stockholders that are not United States persons (as defined for United States federal income tax purposes) should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See "Important Tax Information" and the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for more instructions.

        9.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any of the conditions to the Offer and any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. None of Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Purchaser's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be determined by Purchaser in its sole discretion.

        10.    Questions and Requests for Additional Copies.    The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the notice of guaranteed delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser's expense.

        11.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate representing Shares has been lost, destroyed or stolen, then the stockholder should promptly notify the Company's (i.e., Schiff Nutrition International, Inc.) transfer agent, Computershare, at (877) 239-1443, regarding the requirements for replacement. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Company's transfer agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

        Share Certificates evidencing tendered Shares, or a Book-Entry Confirmation into the Depositary's account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received before the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

105 Madison Avenue, New York, NY 10016
(212) 929-5500 (Call Collect)
 Call Toll Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

IMPORTANT TAX INFORMATION

        Under United States federal income tax law, to avoid backup withholding, a stockholder who is a United States person (as defined for United States federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder's TIN is generally such stockholder's social security number. If the correct TIN is not provided or an adequate basis for exemption is not established, then the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

        Certain stockholders (including, among others, certain corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for a foreign stockholder that is not a United States person (as defined for United States federal income tax purposes) to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to his, her or its exempt status. An IRS Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN and check the "Exempt payee" box on the IRS Form W-9, and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if the required information is timely furnished to the IRS.

Purpose of IRS Form W-9

        To prevent backup withholding on payments that are made to a stockholder that is a United States person (as defined for United States federal income tax purposes) with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the IRS Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a United States person (as defined for United States federal income tax purposes). The following section, entitled "What Number to Give the Depositary," is applicable only to stockholders that are United States persons (as defined for United States federal income tax purposes).

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of all Shares tendered hereby. If such Shares are in more than one name or are not in the name of the actual owner, consult the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied

For" in the space for the TIN on the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number below. If the tendering stockholder writes "Applied For" in the space for the TIN and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary's receipt of the Certificate of Awaiting Taxpayer Identification Number. If the Depositary is provided with an incorrect TIN in connection with such payments, then the stockholder may be subject to a $50 penalty imposed by the IRS.

NOTE:
FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON THE IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Signature	Date

FORM W-9 (REV. JANUARY 2011) DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) u > ......
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I  Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
or
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)		The grantor*
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT(1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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